The Bank shall explain the material contents of this Agreement to the Mortgagor and shall deliver to the Mortgagor a copy of the general terms and conditions for credit transactions and a copy of this Agreement.

Prepared by	Reviewed by	Approved by

KUN-MORTGAGE

AMENDMENT AGREEMENT TO KUN-MORTGAGE AGREEMENT
(For Changes of Kun-Mortgage Amount)

* Please enter the appropriate information in your own handwriting in the spaces within the thick rectangles provided.
* This amendment agreement is not required to be registered and becomes effective upon a mutual agreement by and among parties.

April 19, 2013

Creditor & Mortgagee:	Woori Bank (seal)	Seal Collation
Address:
Obligor:	Amkor Technology Korea, Inc. (seal) Representative Director & CEO Joo-Ho Kim
Address:	280-8, 2-ga, Seongsoo-dong, Seongdong-gu, Seoul	Seal Collation
Mortgagor:	Amkor Technology Korea, Inc. (seal) Representative Director & CEO Joo-Ho Kim
Address:	280-8, 2-ga, Seongsoo-dong, Seongdong-gu, Seoul

The Kun Mortgage Amount covered by the kun-mortgage established by and among the above parties shall be changed as follows:

Kun Mortgage Amount

Kun Mortgage Amount after Change:
USD Three Hundred Ninety (390) Million to USD Three Hundred Forty (340) Million

Specifications of Existing Kun-Mortgage

1. Kun-Mortgage Agreement		Kun-Mortgage Agreement dated April 4, 2007
2. Details of Joint Mortgages	Registration	Registry Office of Gwangjoo District Court, April 5, 2007, No. 60992
	Properties	957, Daechon-dong, Buk-gu, Gwangjoo
	Priority	1st priority
	Owner	Amkor Technology Korea, Inc.
	Registration	Registry Office of Incheon District Court, April 5, 2007, No. 28081
	Properties	419-1, Cheongcheon-dong, Boopyoung-gu, Incheon
	Priority	1st priority
	Owner	Amkor Technology Korea, Inc.
	Registration	Registry Office of Seoul Eastern District Court, April 5, 2007, No. 24197
	Properties	280, 2-ga, Seongsoo-dong, Seongdong-gu, Seoul and others
	Priority	1st priority
	Owner	Amkor Technology Korea, Inc.
	Registration	Registry Office of Incheon District Court, April 5, 2007, No. 21924
	Properties	516-1, Hyosung-dong, Gyeyang-gu, Incheon and others
	Priority	1st priority
	Owner	Amkor Technology Korea, Inc.

AMKOR TECHNOLOGY KOREA, INC.

______________________
Title: Representative Director
Name: Joo-Ho Kim

WOORI BANK

______________________
Title: Manager
Name: Shin-Heung Kim